SEC 873 (11-05)
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 28, 2006
                 Date of Report (Date of earliest event reported

                               Subjex Corporation
             (Exact name of registrant as specified in its charter)

         Minnesota                    0-29711                41-1596056
(State or other jurisdiction        (Commission             IRS Employer
     of Incorporation)              File Number)         Identification No)


3010 Hennepin Ave S Suite 297, Minneapolis MN                  55408
  (Address of principal executive offices)                   (Zip Code)

                                 (952) 931-0501
              (Registrant's telephone number, including area code)

                  5720 Smetana Dr Suite 325 Minnetonka MN 55343
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

A. REPORT.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 23rd, 2006 a material event occurred which was not made in the ordinary course of Subjex Corporation business thus prompting an 8k filing with the SEC. Carver Moquist & O'Connor, LLC, 1550 American Boulevard East Suite 680 Bloomington, MN 55425-3108 announced their resignation as its accountants.

This filing completes Subjex Corporations obligations as it relates to the filing requirements of an 8K filing as defined by the SEC.



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Subjex Corporation
  (Registrant)



By /s/ Andrew Hyder

(Signature)


Andrew Hyder, CEO (acting CFO)
June 28th 2006